INVESCO BOND FUNDS, INC.
                           INVESCO Tax-Free Bond Fund


                 Supplement to Prospectus Dated August 13, 1999


Pursuant to a shareholder vote, INVESCO Tax-Free Bond Fund (formerly, INVESCO Tax-Free Long-Term Bond Fund) (the "Fund") was reorganized into a new series of INVESCO Bond Funds, Inc. (the "Company"). The reorganization was completed August 13, 1999. To the extent applicable, the Fund's Prospectus is revised to reflect this reorganization and the August 13, 1999 date of the Fund's Prospectus.

The following specific changes are made to the Fund's printed Prospectus:

The cover page of the Prospectus is amended to (1) delete the last sentence of the first paragraph and (2) substitute the following in its place:

      There is no limit on the dollar-weighted average maturity of the Fund's portfolio, which will vary as the advisor responds to changes in interest rates.

The section of the Prospectus entitled "Essential Information - Investment Goal And Strategy" is amended to (1) delete the section in its entirety and (2) substitute the following section in its place:

      INVESTMENT GOAL AND STRATEGY:
      The Fund seeks a high a level of current income exempt from federal income taxes as is consistent with the preservation of capital. The Fund invests primarily in municipal obligations. There is no limit on the dollar-weighted average maturity of the Fund's portfolio, which will vary as the advisor responds to changes in interest rates. There is no guarantee that the Fund will meet its investment objective. See "Investment Objective And Strategy" and "Investment Policies And Risks."

The section of the Prospectus entitled "Annual Fund Expenses" is amended to (1) delete footnote (2) to the Annual Fund Operating Expenses table and (2) substitute the following in its place:

      (2) Certain expenses of the Bond Fund are being absorbed by INVESCO. In the absence of such absorbed expenses, the Fund's "Other Expenses" and "Total Fund Operating Expenses" would have been 0.27% and 1.07%, respectively based on the Fund's actual expenses for the fiscal year ended June 30, 1998.

The table and the remainder of the footnotes are not affected by this change.

The section of the Fund's Prospectus entitled "Financial Highlights" is amended to (1) delete the first paragraph in its entirety and (2) substitute the following paragraph in its place:

      The following information has been audited by PricewaterhouseCoopers LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the Report of Independent Accountants thereon appearing in the Company's 1998 Annual Report to

      Shareholders and the unaudited financial statements and accompanying notes in the Fund's Semi-Annual Report to Shareholders for the six-month period ended December 31, 1998, which are incorporated by reference into the Statement of Additional Information, both of which are available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus. The Annual Report also contains more information about the Fund's performance.

The section in the Fund's Prospectus entitled "Financial Highlights" is amended to insert the following column on the left-hand side:

                                                 Six Months
                                                    Ended
                                              December 31, 1998
                                              -----------------
                                                  Unaudited


       PER SHARE DATA
       Net Asset Value -Beginning of Period               $15.57
                                                  ---------------

       INCOME FORM INVESTMENT OPERATIONS
       Net Investment Income                                0.32
       Net Gains or (Losses) on Securities
           (Both Realized and Unrealized)                   0.18
                                                  ---------------
       TOTAL FROM INVESTMENT OPERATIONS                     0.50
                                                  ---------------

       LESS DISTRIBUTIONS
       Dividends from Net Investment Income                 0.32
       In Excess of Net Investment Income                   0.00
                                                  ---------------
       Distributions from Capital Gains                     0.46
                                                  ---------------
       TOTAL DISTRIBUTIONS                                  0.78
                                                  ---------------

       Net Asset Value - End of Period                    $15.29
                                                  ---------------

      TOTAL RETURN                                        3.23%(a)

      RATIOS
      Net Assets --- End of Period ($000 Omitted)     $   208,809
      Ratio of Expenses to Average Net Assets (b) 0.46%(a)(c) Ratio of Net Investment Income to Average
        Net Assets                                        2.02%(a)
      Portfolio Turnover Rate                               44%(a)


The  table  of  the  section  of  the  Fund's  Prospectus   entitled  "Financial
Highlights" is also amended to (1) delete the existing footnotes and (2) substitute the following in their place:

      (a) Based on operations for the period shown and accordingly, are not representative of a full year.

      (b) Various expenses of the Fund were voluntarily absorbed by INVESCO for the six months ended December 31, 1998 and for the years ended June 30, 1998, 1997, 1996 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 0.52% (not annualized), 1.04%, 1.05%, 1.04% and 1.05%, respectively, and ratio of net investment income to average net assets would have been 1.96% (not annualized), 3.93%, 4.21%, 4.63% and 5.18%, respectively.

      (c) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

The section of the Prospectus entitled "Investment Objective And Strategy" is amended to add the following paragraph after the first paragraph:

      At least 80% of the Fund's assets normally will consist of a combination of municipal bonds rated investment grade as described under "Investment Policies And Risks" and short-term municipal notes rated within the two highest rating categories as descried under "Investment Policies And Risks."

The table in the section of the Fund's Prospectus entitled "Investment Objective And Strategy" is amended to delete the table in its entirety.

The section of the Fund's Prospectus entitled "Investment Policies And Risks - Futures And Options" is amended to (1) delete the section in its entirety and
(2) substitute the following in its place:

      FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS.
      The Fund may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of the investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts, forward contracts, swaps, caps, floors, and collars (collectively "Financial Instruments"). For descriptions and other information on these Financial Instruments and strategies and their risk considerations, see the Statement of Additional Information ("SAI"). Financial Instruments may be used in an attempt to manage the Fund's foreign currency exposure as well as other risk of the Fund's investments that can cause fluctuations in its net asset value. The Fund may use Financial Instruments to increase or decrease its exposure to changing securities prices, interest rates, currency exchanges rates or other factors. The policies in this section do not apply to other types instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

      The Fund's ability to use Financial Instruments may be limited by market conditions, regulatory limits and tax considerations. The Fund might not use any of these Financial Instruments, and there can be no assurance that any strategy using a Financial Instrument will fully achieve its objective.

      Subject to the further limitations stated in the SAI, generally, the Fund is authorized to use any type of Financial Instrument. However, as a non-fundamental policy, the Fund will only use a particular Financial Instrument (other than those related to foreign currency) if the Fund is authorized to take a position in the type of asset to which the return on, or value of, the Financial Instrument is primarily related. Therefore, for example, if the Fund is authorized to invest in a particular type of security (such as an equity security), it could take a position in an option on an index relating to equity securities.

The section of the Fund's Prospectus entitled "Investment Policies And Risks" is amended to add the following section:

      ILLIQUID AND RULE 144A SECURITIES.
      The Fund may invest up to 15% of its net assets, measured at the time of purchase, in investments that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon the nature of the market for such investments, they are not readily marketable. Investments in illiquid securities are subject to the risk that the Fund may not be able to sell such securities at the time or price desired. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with registration of the security.

      The Fund may purchase certain securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities") without regard to the foregoing 15% limitation, if a liquid trading market exists. The Company's board of directors has delegated to INVESCO the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. In the event that a Rule 144A Security held by the Fund is subsequently determined to be illiquid, the security will be sold as soon as that can be done in an orderly fashion consistent with the best interests of the Fund's shareholders. For more information concerning Rule 144A Securities, see "Investment Policies And Restrictions" in the Statement of Additional Information.

The section of the Fund's Prospectus entitled "Investment Policies And Risks - Investment Restrictions" is amended to (1) delete the section in its entirety and (2) substitute the following paragraph in its place:

      INVESTMENT RESTRICTIONS.
      The Fund is subject to a variety of restrictions regarding the investments that are identified in the Statement of Additional Information. Certain of the Fund's investment restrictions are fundamental and may not be altered without the approval of the Fund's shareholders. For example, with respect to 75% of its total assets, the Fund may not purchase the securities of any one issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if the purchase would cause the Fund to have more than 5% of its total assets invested in the issuer or to have more than 10% of the outstanding voting securities of that issuer. In addition, the Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of a Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Other fundamental restrictions prohibit the Fund from lending more that 33 1/3% of its total assets to other parties and from borrowing money in an aggregate amount exceeding 33 1/3% of its total assets.

The date of this Supplement is August 16, 1999